LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement ("Agreement") is made and entered into to be effective, subject to the terms and conditions contained herein, as of January 1, 1996 ("Effective Date"), by and between Ultra Pac, Inc. ("Borrower") and USL Capital Corporation ("Holder") and modifies that certain loan ("Loan") from Holder to Borrower evidenced by that certain Promissory Note ("Note") in the original principal amount of $2,493,816.50 dated December 20, 1994, executed by Borrower in favor of Holder, which Note was secured by that certain Security Agreement between Borrower and Holder dated as of December 20, 1994, and is entered into with reference to the following facts:

         A. Borrower is in default under the Note as a result of, among other things, having failed to make the payments due pursuant to the Note for the months of January, 1996, through June, 1996.

         B. As of June 27, 1996, and as a result of the foregoing defaults, past due interest was outstanding pursuant to the terms of the Note in the amount of $120,838.50.

         C. Holder and Borrower have agreed upon the terms upon which the loan may be modified and the outstanding defaults thereunder may be cured.

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Holder hereby agree to amend the Loan as follows:

         1. Amendments to Note. Subject to the conditions contained herein, the Note shall be modified to provide that, in lieu of the payments of principal and interest provided in Schedule I to the Note, from and after the Effective Date the principal sum of the Note shall be payable in accordance with the principal payment schedule attached as Schedule A to the First Amendment to Promissory Note appended hereto as Exhibit 1 ("Schedule A"), and interest on the Note shall be due and payable in monthly installments payable on the date of each month specified in the attached Schedule A, with all amounts outstanding under the Note due and payable on November 27, 2001. Any payment which is due on a payment date stated in Schedule A which is not a Business Day shall be due on the next succeeding Business Day. Concurrently with the execution of this Agreement, Borrower shall execute and deliver the First Amendment to Promissory Note in the form appended hereto as Exhibit 1.

         2. Contemporaneously with the execution of this Agreement, Borrower shall pay to Holder all interest due pursuant to Schedule A through the date of such execution.

         3. In consideration of the amendments to the Loan provided for herein, Borrower shall contemporaneously with execution of this Agreement deliver to Holder a warrant to purchase 6,000 shares of common stock of Ultra Pac, Inc. in the form appended hereto as Exhibit 2.

         4. Upon Borrower's compliance with each of the terms and conditions contained herein all outstanding defaults in respect of the loan shall be deemed cured.

         5. Borrower shall, on the 20th day of each month following execution of this Agreement, provide Holder with a certification by a duly authorized officer of Borrower that no default existed under this Agreement or under any of the Creditor Agreements, as that term is defined in the First Amendment to Promissory Note, as of the first day of the month in which such certification is given. Failure to timely provide such certification shall constitute a default hereunder.

         6. This Agreement may be executed in counterparts which counterparts shall, collectively, constitute one single agreement.

         Executed and delivered this ___ day of June, 1996, to be effective as of the date first set forth above.

                                            BORROWER:

                                            ULTRA PAC, INC.

                                            By /s/ Brad C. Yopp
                                            Brad C. Yopp
                                            Chief Financial Officer

                                            USL CAPITAL CORPORATION

                                            By /s/ (Illegible signature)
                                            Its Director, Operations



                       FIRST AMENDMENT TO PROMISSORY NOTE

         This First Amendment to Promissory Note ("Amendment") is made and entered into to be effective as of January 1, 1996 ("Effective Date"), by and between Ultra Pac, Inc. ("Borrower") and USL Capital Corporation ("Holder"), and amends that certain Promissory Note ("Note") in the original principal amount of $2,493,816.50 dated December 20, 1994, executed by Borrower in favor of Holder, which is secured by that certain Security Agreement of even date with the Note ("Security Agreement") and is entered into with reference to the following facts:

         A. Borrower is in default under the note as a result of, among other things, having failed to make the payments due pursuant to the Note for the months of January, 1996, through June, 1996.

         B. As of June 27, 1996, and as a result of the foregoing defaults, past due interest was outstanding pursuant to the terms of the Note in the amount of $120,838.50.

         C. Concurrently with the entry into this Amendment, Borrower is entering into a Loan Modification Agreement with Holder ("Modification Agreement"), and into similar agreements with other of its creditors, which agreements are described in the attached Schedule B ("Creditor Agreements").

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Note is hereby modified as follows:

         1. Payments. In lieu of the payments of principal and interest provided in Schedule I to the Note, from and after the Effective Date, the principal sum of the Note shall be payable in accordance with the principal payment schedule attached hereto as Schedule A ("Schedule A") (or if the payment date there stated is not a Business Day, on the next succeeding Business Day), and interest on the Note shall be due and payable in monthly installments payable on the date of each month specified in Schedule A (or if the payment date there stated is not a Business Day, on the next succeeding Business Day), with all amounts outstanding under the note as modified by this Amendment due and payable on November 27, 2001.

         2. Default. Any default under the Modification Agreement, or any default under any of the Creditor Agreements which default gives rise to the right of the creditor under such agreement to exercise one or more remedies thereunder, shall constitute a default hereunder and an Event of Default under the Security Agreement, and shall, among other things, entitle the Holder to exercise each of its rights and remedies under the Security Agreement.

         3. No Other Amendment. Except as modified expressly or by necessary implication hereby, all of the terms and conditions of the Note shall remain unchanged and in full force and effect. To the extent the provisions of this Amendment are inconsistent with the provisions of the Note, the provisions of this Amendment shall control and supersede such inconsistent provisions in the Note.

         4. This instrument may be executed in counterparts, which counterparts shall, collectively, constitute one single instrument.

         Executed and delivered this ___ day of June, 1996, to be effective as of the date first set forth above.

                                            BORROWER:

                                            ULTRA PAC, INC.

                                            By /s/ Brad C. Yopp
                                            Brad C. Yopp
                                            Chief Financial Officer

                                            USL CAPITAL CORPORATION

                                            By /s/ (signature illegible)
                                            Its Director, Operations


                                   SCHEDULE A

AMORTIZATION SCHEDULE FOR ULTRA PAC, INC.

                                                        PAYMENT                                                          PRINCIPAL
           PMT #        DUE DATE         # DAYS         PRINCIPAL           INTEREST                TOTAL                 BALANCE
           -----        --------         ------         ---------           --------                -----                 -------
             0          12/27/95                                                                                       2,199,639.50
             1           1/27/96           31                               20,469.91              20,469.91           2,199,639.50
             2           2/27/96           31                               20,469.91              20,469.91           2,199,639.50
             3           3/27/96           29                               19,149.27              19,149.27           2,199,639.50
             4           4/27/96           31                               20,469.91              20,469.91           2,199,639.50
             5           5/27/96           30                               19,809.59              19,809.59           2,199,639.50
             6           6/27/96           31                               20,469.91              20,469.91           2,199,639.50
             7           7/27/96           30                               19,809.59              19,809.59           2,199,639.50
             8           8/27/96           31                               20,469.91              20,469.91           2,199,639.50
             9           9/27/96           31                               20,469.91              20,469.91           2,199,639.50
            10          10/27/96           30            22,259.24          19,809.59              42,068.83           2,177,380.26
            11          11/27/96           31            21,806.07          20,262.76              42,068.83           2,155,574.19
            12          12/27/96           30            22,656.09          19,412.74              42,068.83           2,132,918.10
            13           1/27/97           31            22,219.83          19,849.00              42,068.83           2,110,698.26
            14           2/27/97           31            22,426.61          19,642.22              42,068.83           2,088,271.65
            15           3/27/97           28            24,515.98          17,552.85              42,068.83           2,063,755.67
            16           4/27/97           31             2,863.46          19,206.37              42,068.83           2,040,892.21
            17           5/27/97           30            23,688.89          18,379.94              42,068.83           2,017,203.32
            18           6/27/97           31            23,296.68          18,772.15              42,068.83           1,993,906.64
            19           7/27/97           30            24,112.04          17,956.79              42,068.83           1,969,794.60
            20           8/27/97           31            23,737.87          18,330.96              42,068.83           1,946,056.73
            21           9/27/97           31            23,958.77          18,110.06              42,068.83           1,922,097.96
            22          10/27/97           30            24,758.74          17,310.09              42,068.83           1,897,339.22
            23          11/27/97           31            24,412,14          17,656.69              42,068.83           1,897,339.22
            24          12/27/97           30            25,210.56          16,867.27              42,068.83           1,847,725.52
            25           1/27/98           31            24,873.84          17,194.99              42,068.83           1,822,851.68
            26           2/27/98           31            25,105.32          16,963.51              42,068.83           1,797,746.36
            27           3/27/98           28            26,957.97          15,110.86              42,068.83           1,770,788.38
            28           4/27/98           31            25,589.82          16,479.01              42,068.83           1,745,198.56
            29           5/27/98           30            26,351.86          15,716.97              42,068.83           1,718,846.70
            30           6/27/98           31            26,073.19          15,995.64              42,068.83           1,692,773.50
            31           7/27/98           30            26,823.99          15,244.84              42,068.83           1,665,949.51
            32           8/27/98           31            26,565.46          15,503.37              42,068.83           1,639,384.05
            33           9/27/98           31            26,812.68          15,256.15              42,068.83           1,612,571.37
            34          10/27/98           30            27,546.28          14,522.55              42,068.83           1,585,025.09
            35          11/27/98           31            27,318.54          14,750.29              42,068.83           1,557,706.55
            36          12/27/98           30            28,040.38          14,028.45              42,068.83           1,529,666.17
            37           1/27/99           31            27,833.71          14,235.12              42,068.83           1,501,832.45
            38           2/27/99           31            28,092.74          13,976.09              42,068.83           1,473,739.72
            39           3/27/99           28            29,681.39          12,387.44              42,068.83           1,444,058.32
            40           4/27/99           31            28,630.38          13,438.45              42,068.83           1,415,427.94
            41           5/27/99           30            29,321.72          12,747.11              42,068.83           1,386,106.22
            42           6/27/99           31            29,169.69          12,899.14              42,068.83           1,356,936.53
            43           7/27/99           30            29,848.49          12,220.34              42,068.83           1,327,088.04
            44           8/27/99           31            29,718.91          12,349.92              42,068.83           1,297,369.13
            45           9/27/99           31            29,995.48          12,073.35              42,068.83           1,267,373.66
            46          10/27/99           30            30,655.07          11,413.76              42,068.83           1,236,718.58
            47          11/27/99           31            30,559.89          11,508.94              42,068.83           1,206,158.69
            48          12/27/99           30            31,206.37          10,862.46              42,068.83           1,174,952.32
            49           1/27/00           31            31,134.69          10,934.14              42,068.83           1,143,817.63
            50           2/27/00           31            31,424.43          10,644.40              42,068.83           1,112,393.20
            51           3/27/00           29            32,384.74           9,684.09              42,068.83           1,080,008.47
            52           4/27/00           31            32,018.24          10,050.59              42,068.83           1,047,990.22
            53           5/27/00           30            32,630.80           9,438.03              42,068.83           1,015,359.42
            54           6/27/00           31            32,619.87           9,448.96              42,068.83             982,739.55
            55           7/27/00           30            33,218.44           8,850.39              42,068.83             949,521.11
            56           8/27/00           31            33,232.56           8,836.27              42,068.83             916,288.55
            57           9/27/00           31            33,541.82           8,527.01              42,068.83             882,746.73
            58          10/27/00           30            34,118.96           7,949.87              42,068.83             848,627.77
            59          11/27/00           31            34,171.48           7,897.35              42,068.83             814,456.29
            60          12/27/00           30            34,733.97           7,334.86              42,068.83             779,722.32
            61           1/27/01           31            34,812.71           7,256.12              42,068.83             744,909.61
            62           2/27/01           31            35,136.68           6,932.15              42,068.83             709,772.93
            63           3/27/01           28            36,102.87           5,965.96              42,068.83             673,670.05
            64           4/27/01           31            35,799.64           6,269.19              42,068.83             637,970.41
            65           5/27/01           30            36,324.28           5,744.55              42,068.83             601,546.14
            66           6/27/01           31            36,470.82           5,598.01              42,068.83             565,075.31
            67           7/27/01           30            36,979.86           5,088.97              42,068.83             528,095.46
            68           8/27/01           31            37,154.36           4,914.47              42,068.83             490,941.10
            69           9/27/01           31            37,500.12           4,568.71              42,068.83             453,440.98
            70          10/27/01           30            37,985.22           4,083.61              42,068.83             415,455.76
            71          11/27/01           31           415,455.76           3,866.24             419,322.01                   0.00
